BROWN ADVISORY FUNDS
(the “Trust”)

Brown Advisory Value Equity Fund
Institutional Shares (BAFVX)
Investor Shares (BIAVX)
Advisor Shares (BAVAX)

Supplement dated December 7, 2016
to the Prospectus, Summary Prospectus and Statement of Additional Information dated October 31, 2016

This supplement serves as notification of the following change:

1.     Reorganization of the Fund

Effective as of the close of business on December 2, 2016, shares of the Brown Advisory Value Equity Fund (the “Fund”) are no longer offered.  Effective on that date, the assets and liabilities of the Fund were transferred to the Brown Advisory Flexible Equity Fund, another series in the Trust, as part of a reorganization transaction and, as a result, the Fund is no longer operational.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference